EXHIBIT 10.3


THIS  SECURITY  HAS  NOT  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


                                 PROMISSORY NOTE


$[_______]
                                                                  March __, 2005
                                                         Aliso Viejo, California



         WHEREAS, this Promissory Note ("NOTE") is made by Patron Systems, Inc., a Delaware corporation (the "MAKER") in favor of _____________________ (the "HOLDER") in consideration of the repayment of all amounts owed by Entelagent Software Corp. to Holder.

         NOW THEREFORE, FOR VALUE RECEIVED, the Maker HEREBY PROMISES TO PAY to the order of the Holder, at such place as the Holder may designate from time to time [__________] in lawful money of the United States of America, together with accrued interest thereon at the rate of 8% per annum (computed on the basis of a 360-day year), upon the terms and subject to the conditions set forth in this Note.

         1.       PAYMENT.

                  (a)      Interest   shall   be  due  and   payable   quarterly
commencing on June 30, 2005, and continuing on September 30, 2005 and December 30, 2005.

                  (b) All outstanding and unpaid principal and remaining interest (after payment of interest in accordance with Section 1(a)) shall be due and payable on February 28, 2006 (the "MATURITY DATE").

                  (c) All payments of principal and interest under this Note shall be made without set-off or counterclaim and shall be free and clear and without any deductions or withholding for any taxes, levies, imposts, charges or fees, all of which amounts shall be the sole responsibility of, and paid by, the Holder, unless the obligation to make such deduction or withholding is imposed upon the Maker by law.


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         2.       SUBORDINATION.

                  (a) NOTE SUBORDINATED TO SENIOR INDEBTEDNESS. Notwithstanding any provision of this Note to the contrary, the Maker covenants and agrees, and the Holder by acceptance of this Note covenants and agrees, that all payments of the principal of, interest on, or any other amounts due from the Maker under this Note (all such amounts being collectively referred to as "AMOUNTS PAYABLE"), shall be subordinated to the extent set forth in Sections 2(b) through 2(f) to the prior payment in full, in cash or cash equivalents satisfactory to the holders of the Maker's 10% Senior Convertible Promissory Notes issued pursuant to that certain Subscription Agreement, dated February 28, 2005, between the Maker and the purchasers of the Maker's 10% Senior Convertible Promissory Notes (collectively "SENIOR INDEBTEDNESS").

                  (b)      PRIORITY  AND  PAYMENT  OVER OF  PROCEEDS  IN CERTAIN
EVENTS.

                           i)       Upon any payment or  distribution  of assets
of the Maker, whether in cash, property, securities or otherwise, in the event of any dissolution, winding up or total or partial liquidation, reorganization, arrangements, adjustment, protection, relief or composition, or assignment for the benefit of creditors of the Maker, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, reorganization, relief or other proceedings or upon an assignment for the benefit of creditors or any other marshaling of all or any part of the assets and liabilities of the Maker (the foregoing events herein collectively referred to as an "INSOLVENCY EVENT"), all Senior Indebtedness shall first be paid in full, in cash, or payment provided for in cash equivalents in a manner satisfactory to the holders of Senior Indebtedness, before the Holder shall be entitled to receive any payment or distribution of assets of the Maker, whether in cash, property, securities, or otherwise, relating to any Amount Payable. Upon any Insolvency Event, any payment otherwise, to which the Holder would be entitled relating to any Amount Payable, except for the provisions of this Section 2, shall be made by the Maker or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of the Senior Indebtedness or their representatives for application to the payment or prepayment of the Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness.

                           ii)      If there has  occurred  and is  continuing a
default in the payment of all or any portion of any Senior Indebtedness (the occurrence of which the Maker hereby agrees to give the Holder prompt notice), unless and until such default shall have been cured or waived, the Maker shall not make any payment on or with respect to any Amount Payable or acquire this Note (or any portion thereof) for cash, property, securities or otherwise.

                           iii)     If, notwithstanding the foregoing provisions
prohibiting payments or distributions, the Holder shall have received any payment of, or on account of, any Amount Payable that was prohibited by this
Section 2, before all Senior Indebtedness shall have been paid in full, then any such payments or distributions shall be received and held in trust for the holders of the Senior Indebtedness and promptly paid over or delivered to the holders of the Senior Indebtedness remaining unpaid thereof to the extent necessary to pay in full, in cash or cash equivalents satisfactory to the holders of Senior Indebtedness, such Senior Indebtedness in accordance with its


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terms after giving effect to any prior or  substantially  concurrent  payment or distribution to the holders of all Senior Indebtedness; provided, that any such payment that is, for any reason, not so paid over or delivered shall be held in trust by the Holder for the holders of Senior Indebtedness.

                           iv)      Upon any payment or  distribution  of assets
referred to in Section 2(b)(i), the Holder shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution of assets, delivered to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution of assets, the holders of Senior Indebtedness and other indebtedness of the Maker, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.

                  (c) RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT TO BE IMPAIRED, ETC.

                           i)       No right of any future  holder of the Senior
Indebtedness to enforce the subordination and other terms and conditions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder, or by any noncompliance by the Maker, with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

                           ii)      This  Section 2 may not be  amended  without
the written consent of holder(s) of a majority in interest of the Senior Indebtedness and of the Holder, and any purported amendment without such consent shall be void. No holder of Senior Indebtedness shall be prejudiced in such holder's right to enforce the subordination and other terms and conditions of this Note by any act or failure to act by the Maker or anyone in custody of its assets or property.

                  (d) SUBROGATION. Subject to and upon the payment in full of all Senior Indebtedness, the Holder shall be subrogated, to the extent of payments or distributions made to the holders of Senior Indebtedness pursuant to or by reason of this Section 2, to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Maker made on the Senior Indebtedness until all amounts due under all Senior Indebtedness shall be paid in full. For the purposes of such subrogation, no payments or distributions to holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 2, and no payment pursuant to the provisions of this Section 2 to holders of the Senior Indebtedness by the Holder, shall, as among the Maker, its creditors (other than holders of the Senior Indebtedness) and the Holder be deemed to be a payment by the Maker to or on account of the Senior Indebtedness, it being understood that the provisions of this Section 2 are solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and the Holder, on the other hand. If any payment or distribution to which the Holder would otherwise have been entitled but for the provisions of this Section 2 shall have been applied, pursuant to the provisions of this Section 2, to the payment of Amounts Payable under the Senior Indebtedness, then, and in such case, the Holder shall be entitled to receive from the holders of the Senior Indebtedness the full amount of any such payments or distributions received by such


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holders of Senior Indebtedness in excess of the amount sufficient to pay in full all Senior Indebtedness.

                  (e) OBLIGATIONS OF THE MAKER UNCONDITIONAL. Nothing contained in this Note is intended to or shall impair, as between the Maker and the Holder, the obligation of the Maker, which is absolute and unconditional, to pay to the Holder All Amounts Payable, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holder and other creditors of the Maker (other than the holders of Senior Indebtedness).

                  (f) SECTION 2 NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment of any Amount Payable by reason of any provision of this Section 2 shall not be construed as preventing the occurrence of an Event of Default under Section 4.

         3. MAKER COVENANTS. The Maker and each entity of which the Maker owns a majority of the voting securities ("SUBSIDIARY") covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 3:

                  (a) INDEBTEDNESS. Without the express written consent of the Holder of this Note, the Company and each Subsidiary will not, directly or indirectly, hereafter create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness with rights which are senior to or pari passu with this Note including, without limitation, any rights of repayment of such indebtedness.

                  (b) NEGATIVE PLEDGE. Without the express written consent of the Holder of this Note, the Maker and each Subsidiary will not, directly or indirectly, hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, revenues or assets, whether now owned or hereafter acquired (including, without limitation, the assets and/or stock of the entities acquired in the Acquisitions, except:

                           i)       Liens   granted   to   secure   indebtedness
incurred to finance the acquisition (whether by purchase or capitalized lease) of tangible assets, but only on the assets acquired with the proceeds of such indebtedness;

                           ii)      Liens  for  taxes,   assessments   or  other
governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                           iii)     Liens of carriers, warehousemen,  mechanics,
materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;


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                           iv)      Liens  (other than Liens  arising  under the
Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                           v)       judgment  Liens in existence less than sixty
(60) days after the entry thereof or with respect to which execution has been stayed; and

                           vi)      Liens granted in connection  with any Senior
Indebtedness.

                  (c) SALES OF ASSETS. Without the express written consent of the Holder of this Note, the Maker and each Subsidiary will not, directly or indirectly, sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part (i.e. representing ten (10%) percent or more of the Maker's or any Subsidiary's total assets or revenues) of its properties or assets to any person or entity; provided that this clause shall not restrict any disposition made in the ordinary course of business and consisting of:

                           i)       capital  goods which are obsolete or have no
remaining useful life; or

                           ii)      finished goods inventories.

         4.       DEFAULT.

         The Holder of this Note shall have the right to accelerate the maturity hereof and to declare all sums of principal and accrued interest immediately due and payable ten (10) days after the Holder's receipt of written notice from the Maker (the "CURE PERIOD") upon the occurrence at any time of any of the following events of default and the failure of the Maker to cure such default within the Cure Period (individually, an "EVENT OF DEFAULT" and collectively, "EVENTS OF DEFAULT"):

                  (a) Default in the payment or performance of this or any other material liability or material obligation of the Maker to Holder;

                  (b) Default in the payment or performance of any material liability or material obligation of the Maker to any other lender of the Company;

                  (c)      The    liquidation,    termination    of   existence,
dissolution or insolvency of the Maker, or the appointment of a receiver for the Maker, or for all or any part of its property; or

                  (d) The institution by or against the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state reorganization, receivership, insolvency or other similar law affecting the rights of creditors


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generally  or the making by the Maker or any  endorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors.

         Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of California or afforded by other applicable law.

         5.       COSTS OF COLLECTION.

         The Maker agrees to pay on demand all costs of collection, including, without limitation, reasonable attorneys' fees, incurred by the Holder in enforcing the obligations of the Maker under this Note, whether or not an action is commenced.

         6.       MISCELLANEOUS.

                  (a) WAIVER. No delay or omission on the part of the Holder in exercising any rights under this Note or any other promissory note issued by the Maker to the Holder shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment demand, protest and notice of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, if any, and to the addition or release of any other party or person primarily or secondarily liable.

                  (b) GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                  (c) NOTICES. All notices or other communications made pursuant hereto shall be in writing, and shall be delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested (in which case it shall be deemed given one week after mailing), or sent by telex or facsimile, with a confirmation copy simultaneously mailed (in which case it shall be deemed given when transmitted), at the following addresses:


                           i)       if to the Holder, to:



                                    Attention:
                                               ---------------------------------
                                    FAX No.: (___)
                                                   -----------------------------


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                           (ii)     if to the Maker, to:

                                    Patron Systems, Inc.
                                    500 North Michigan Avenue, Suite 300
                                    Chicago, Illinois 60611
                                    Attn: Chief Executive Officer
                                    Fax No.: (312) 396-4031

or to such other address as to which any party hereto may notify the other parties hereto as set forth above.

                  (d) SEVERABILITY. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

                  (e) CAPTIONS. The various captions of this Note are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Note.

                  (f) AMENDMENTS. None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the Holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.


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         IN WITNESS  WHEREOF,  the Maker has caused  this Note to be executed by its duly authorized officer on the date first above written pursuant to the authorization of its Board of Directors.


                                    PATRON SYSTEMS, INC.



                                    By: _____________________________

                                    Name: ___________________________

                                    Title: __________________________


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